                                                                      EXHIBIT 99



                                            Mortgage Loan Group I


                                   Mortgage Rates for Mortgage Loan Group I

                                              Number of             Aggregate Principal             Percent of
Range of Mortgage Rates                    Mortgage Loans           Balance Outstanding             Loan Group
-----------------------                    --------------           -------------------             ----------
5.000% to 5.499%....................             867                     $198,707,655                 20.7%
5.500% to 5.999%....................           1,005                      205,215,989                 21.4
6.000% to 6.499%....................             824                      141,118,021                 14.7
6.500% to 6.999%....................             989                      154,095,050                 16.1
7.000% to 7.499%....................             500                       70,138,649                  7.3
7.500% to 7.999%....................             715                       93,087,286                  9.7
8.000% to 8.499%....................             341                       38,305,524                  4.0
8.500% to 8.999%....................             343                       34,839,246                  3.6
9.000% to 9.499%....................             136                       11,007,291                  1.1
9.500% to 9.999%....................             112                        8,206,318                  0.9
10.000% to 10.499%..................              45                        2,899,892                  0.3
10.500% to 10.999%..................              39                        1,895,421                  0.2
11.000% to 11.499%..................              11                          379,401                  0.0
11.500% to 11.999%..................               2                           76,588                  0.0
12.000% to 12.499%..................               2                           27,978                  0.0
                                             -------                     ------------                ------
          Totals....................           5,931                     $960,000,310                100.0%
                                             =======                     ============               =======


         As of the Cut-off Date, Mortgage Rates borne by the Group I Mortgage Loans ranged from 5.250% per annum to 12.250% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 6.495% per annum.

                         Remaining Months to Stated Maturity for Mortgage Loan Group I


                                                Number of            Aggregate Principal           Percent of
Range of Remaining Terms (months)             Mortgage Loans         Balance Outstanding           Loan Group
---------------------------------             --------------         -------------------           ----------
49 to 60...............................              5                       $175,726                  0.0%
73 to 84...............................              7                        326,442                  0.0
85 to 96...............................              2                         63,125                  0.0
97 to 108                                            1                         47,484                  0.0
109 to 120.............................             73                      4,173,668                  0.4
121 to 132.............................              1                        126,243                  0.0
133 to 144.............................              7                        458,220                  0.0
145 to 156.............................              6                        713,925                  0.1
169 to 180.............................          1,102                    148,381,803                 15.5
193 to 204.............................              3                        338,748                  0.0
205 to 216.............................              5                        745,212                  0.1
217 to 228.............................              1                        107,913                  0.0
229 to 240.............................            805                    100,920,772                 10.5
241 to 252.............................              1                        174,293                  0.0
289 to 300.............................             44                      6,971,790                  0.7
301 to 312.............................              3                        329,313                  0.0
325 to 336.............................              1                        124,905                  0.0
349 to 360.............................          3,864                    695,820,727                 72.5
                                                 -----                   ------------                -----
         Totals........................          5,931                   $960,000,310                100.0%
                                                 =====                   ============                =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Group I Mortgage Loans ranged from 58 months to 359 months and the weighted average remaining term to stated maturity of the Group I Mortgage Loans was approximately 315 months.

                    Original Mortgage Loan Principal Balances for Mortgage Loan Group I

Range of Original Mortgage                       Number of           Aggregate Principal        Percent of
Loan Principal Balances                        Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                        --------------        -------------------        ----------
$100,000 or less.......................            1,711                 $114,565,247              11.9%
$100,001 to $150,000...................            1,404                  177,677,845              18.5
$150,001 to $200,000...................            1,129                  196,571,912              20.5
$200,001 to $250,000...................              697                  156,534,755              16.3
$250,001 to $300,000...................              499                  137,245,931              14.3
$300,001 to $350,000...................              324                  106,348,054              11.1
$350,001 to $400,000...................               89                   33,957,551               3.5
$400,001 to $450,000...................               35                   14,937,004               1.6
$450,001 to $500,000...................               34                   16,328,871               1.7
$500,001 to $550,000...................                1                      522,549               0.1
$550,001 to $600,000...................                4                    2,340,811               0.2
$650,001 to $700,000...................                2                    1,388,298               0.1
$700,001 to $750,000...................                1                      748,315               0.1
$800,001 to $850,000...................                1                      833,168               0.1
                                                   -----                 ------------             -----
         Totals........................            5,931                 $960,000,310             100.0%
                                                   =====                 ============             =====

         As of the Cut-off Date, the outstanding principal balances of the Group I Mortgage Loans ranged from approximately $10,395 to approximately $833,168 and the average outstanding principal balance of the Group I Mortgage Loans was approximately $161,861.

                                    Product Types for Mortgage Loan Group I

                                                            Number of       Aggregate Principal     Percent of
Product Type                                             Mortgage Loans     Balance Outstanding     Loan Group
------------                                             --------------     -------------------     ----------
5 to 9 Year Fixed Rate Mortgage Loan.................           15                  $612,778            0.1%
10 to 14 Year Fixed Rate Mortgage Loan...............           87                 5,472,056            0.6
15 to 19 Year Fixed Rate Mortgage Loan...............          660                76,447,465            8.0
20 to 24 Year Fixed Rate Mortgage Loan...............          807               101,202,979           10.5
25 to 29 Year Fixed Rate Mortgage Loan...............           48                 7,426,008            0.8
30 Year Fixed Rate Mortgage Loan.....................        3,864               695,820,727           72.5
Balloon Loan.........................................          450                73,018,297            7.6
                                                             -----              ------------          -----
         Totals......................................        5,931              $960,000,310          100.0%
                                                             =====              ============          =====

                    State Distributions of Mortgaged Properties in Mortgage Loan Group I

                                                  Number of         Aggregate Principal         Percent of
State                                           Mortgage Loans      Balance Outstanding         Loan Group
-----                                           --------------      -------------------         ----------
Arizona..................................              71                  $9,015,485                0.9%
Arkansas.................................              41                   3,070,593                0.3
California...............................           1,590                 351,507,370               36.6
Colorado.................................             113                  20,656,163                2.2
Connecticut..............................              85                  12,795,738                1.3
Delaware.................................              27                   3,384,873                0.4
District of Columbia.....................              15                   2,242,978                0.2
Florida..................................             778                  95,515,638                9.9
Georgia..................................              87                   9,646,434                1.0
Hawaii...................................               4                   1,127,811                0.1
Idaho....................................               5                     573,099                0.1
Illinois.................................             123                  16,120,283                1.7
Indiana..................................              87                   6,878,339                0.7
Iowa.....................................               1                      62,067                0.0
Kansas...................................              18                   1,143,298                0.1
Kentucky.................................             111                  10,587,516                1.1
Louisiana................................              72                   6,824,203                0.7
Maine....................................              21                   2,305,258                0.2
Maryland.................................             127                  19,370,928                2.0
Massachusetts............................              91                  18,256,764                1.9
Michigan.................................             146                  14,110,787                1.5
Minnesota................................              44                   6,315,930                0.7
Mississippi..............................              35                   2,536,378                0.3
Missouri.................................              80                   8,120,635                0.8
Montana..................................               5                     808,232                0.1
Nebraska.................................               4                     287,561                0.0
Nevada...................................              36                   5,592,771                0.6
New Hampshire............................              63                  10,410,554                1.1
New Jersey...............................             290                  51,633,964                5.4
New Mexico...............................              26                   3,015,559                0.3
New York.................................             636                 127,596,190               13.3
North Carolina...........................              60                   5,383,195                0.6
Ohio.....................................             125                  14,299,790                1.5
Oklahoma.................................              35                   3,292,681                0.3
Oregon...................................              46                   6,409,555                0.7
Pennsylvania.............................             259                  33,216,643                3.5
Rhode Island.............................              26                   3,941,152                0.4
South Carolina...........................              51                   5,640,790                0.6
South Dakota.............................               3                     252,610                0.0
Tennessee................................              90                   6,896,689                0.7
Texas....................................              12                   1,159,315                0.1
Utah.....................................               9                   1,101,563                0.1

                                                  Number of         Aggregate Principal         Percent of
State                                           Mortgage Loans      Balance Outstanding         Loan Group
-----                                           --------------      -------------------         ----------
Vermont..................................               3                     400,739                0.0
Virginia.................................             138                  20,102,770                2.1
Washington...............................             156                  26,717,273                2.8
West Virginia............................              23                   1,686,674                0.2
Wisconsin................................              59                   7,537,022                0.8
Wyoming                                                 4                     448,451                0.0
                                                    -----                ------------              -----
         Totals..........................           5,931                $960,000,310              100.0%
                                                    =====                ============              =====

         As of the Cut-off Date, no more than approximately 0.4% of the Group I Mortgage Loans was secured by mortgaged properties located in any one zip code area.

                           Original Loan-to-Value Ratios for Mortgage Loan Group I

                                                  Number of         Aggregate Principal           Percent of
Range of Original Loan-to-Value Ratios         Mortgage Loans       Balance Outstanding           Loan Group
--------------------------------------         --------------       -------------------           ----------
50.00% or less.........................              898                 $138,994,304                14.5%
50.01% to 55.00%.......................              313                   53,310,744                 5.6
55.01% to 60.00%.......................              423                   77,834,255                 8.1
60.01% to 65.00%.......................              510                   92,976,011                 9.7
65.01% to 70.00%.......................              691                  115,081,546                12.0
70.01% to 75.00%.......................              668                  108,759,796                11.3
75.01% to 80.00%.......................            1,151                  186,172,138                19.4
80.01% to 85.00%.......................              640                   97,390,181                10.1
85.01% to 90.00%.......................              530                   76,655,025                 8.0
90.01% to 95.00%.......................              107                   12,826,309                 1.3
                                                   -----                 ------------               -----
         Totals........................            5,931                 $960,000,310               100.0%
                                                   =====                 ============               =====

         As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group I Mortgage Loans ranged from 7.50% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Group I Mortgage Loans was approximately 68.42%.

                                    Loan Purpose for Mortgage Loan Group I

                                                       Number of        Aggregate Principal        Percent of
Loan Purpose                                         Mortgage Loans     Balance Outstanding        Loan Group
------------                                         --------------     -------------------        ----------
Purchase.......................................            414                $71,986,671              7.5%
Refinance--Rate/Term...........................            918                173,160,031             18.0
Refinance--Cashout.............................          4,599                714,853,607             74.5
                                                         -----               ------------            -----
         Totals................................          5,931               $960,000,310            100.0%
                                                         =====               ============            =====

                           Types of Mortgaged Properties for Mortgage Loan Group I

                                                       Number of       Aggregate Principal        Percent of
Property Type                                       Mortgage Loans     Balance Outstanding        Loan Group
-------------                                       --------------     -------------------        ----------
Single-Family Detached........................           4,769              $784,328,318            81.7%
Two- to Four-Family Dwelling Unit.............             382                73,948,601             7.7
Planned Unit Development......................             282                38,097,279             4.0
Condominium...................................             324                47,635,241             5.0
Cooperative Unit..............................               3                   315,969             0.0
Manufactured Housing..........................             157                13,028,015             1.4
Small Mixed-Use...............................              14                 2,646,887             0.3
                                                         -----              ------------           -----
         Totals...............................           5,931              $960,000,310           100.0%
                                                         =====              ============           =====

                               Documentation Summary for Mortgage Loan Group I

                                                      Number of        Aggregate Principal        Percent of
Documentation                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Full Documentation..........................           4,120                $631,161,129             65.7%
24 Month Bank Statement.....................             253                  46,610,554              4.9
Reduced Documentation.......................              31                   5,530,310              0.6
Stated Income...............................           1,527                 276,698,317             28.8
                                                       -----                ------------            -----
         Totals.............................           5,931                $960,000,310            100.0%
                                                       =====                ============            =====

                                   Occupancy Types for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Occupancy Type                                     Mortgage Loans        Balance Outstanding        Loan Group
--------------                                     --------------        -------------------        ----------
Owner-occupied..............................           5,468                  $896,488,963             93.4%
Second Home.................................              41                     6,621,256              0.7
Investment Property.........................             422                    56,890,091              5.9
                                                       -----                  ------------            -----
         Totals.............................           5,931                  $960,000,310            100.0%
                                                       =====                  ============            =====

         The information set forth above is based upon representations of the related mortgagors at the time of origination.

                              Mortgage Loan Age Summary for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans        Balance Outstanding        Loan Group
--------------------------                         --------------        -------------------        ----------
0...........................................               1                       $25,000              0.0%
1...........................................           1,554                   211,953,329             22.1
2...........................................           3,392                   581,094,446             60.5
3...........................................             923                   159,191,585             16.6
4...........................................              41                     4,156,421              0.4
5...........................................              11                     1,899,369              0.2
6...........................................               4                       775,155              0.1
7...........................................               1                        66,635              0.0
8...........................................               3                       730,456              0.1
13..........................................               1                       107,913              0.0
                                                       -----                  ------------            -----
         Totals.............................           5,931                  $960,000,310            100.0%
                                                       =====                  ============            =====

         As of the Cut-off Date, the weighted average age of the Group I Mortgage Loans was approximately 2 month.

                                 Credit Grade Summary for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
CMMC Wholesale/Retail Underwriting                 Mortgage Loans        Balance Outstanding        Loan Group
----------------------------------                 --------------        -------------------        ----------
AStar.......................................           2,842                  $561,677,772             58.5%
AO..........................................             899                   133,517,396             13.9
A-..........................................             155                    20,129,323              2.1
B...........................................              94                    11,103,896              1.2
B-..........................................              13                     1,634,873              0.2
C...........................................              34                     2,054,239              0.2
                                                       -----                  ------------            -----
         Sub-Total..........................           4,037                  $730,117,498             76.1%
                                                       =====                  ============            =====

                                                      Number of          Aggregate Principal        Percent of
CMMC Call Center Underwriting                      Mortgage Loans        Balance Outstanding        Loan Group
-----------------------------                      --------------        -------------------        ----------
A1..........................................             808                  $101,300,783             10.6%
A2..........................................             712                    89,032,530              9.3
B1..........................................             319                    35,161,884              3.7
B2..........................................              55                     4,387,614              0.5
                                                       -----                  ------------            -----
         Sub-Total..........................           1,894                   229,882,812             23.9
                                                       -----                  ------------            -----
         Totals.............................           5,931                  $960,000,310            100.0%
                                                       =====                  ============            =====

                                 Year of Origination for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Year of Origination                                Mortgage Loans        Balance Outstanding        Loan Group
-------------------                                --------------        -------------------        ----------
2002........................................               1                      $107,913              0.0%
2003........................................           5,930                   959,892,396            100.0
                                                       -----                  ------------            -----
        Totals..............................           5,931                  $960,000,310            100.0%
                                                       =====                  ============            =====

                                 Prepayment Penalties for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                            --------------        -------------------        ----------
None........................................             749                  $107,518,357             11.2%
12 months...................................             514                   107,995,099             11.2
24 months...................................              23                     4,326,754              0.5
36 months...................................           1,703                   318,504,075             33.2
60 months...................................           2,942                   421,656,024             43.9
                                                       -----                  ------------            -----
        Totals..............................           5,931                  $960,000,310            100.0%
                                                       =====                  ============            =====

         The weighted average prepayment penalty term with respect to the Group I Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 45 months. With respect to those Group I Mortgage Loans in the Statistical Mortgage Pool which have prepayment penalties, approximately 74.2% of such mortgage loans are subject to a prepayment penalty during the first five years after the origination of such mortgage loans which will equal six months' interest and approximately 22.4% of such mortgage loans are subject to a prepayment penalty which will equal six months' interest during its first three years after origination of such mortgage loans and will equal three months' interest during the fourth and fifth years after the origination of such mortgage loans, in each case calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                                    Credit Scores for Mortgage Loan Group I

                                                    Number of         Aggregate Principal          Percent of
Range of  Credit Scores                           Mortgage Loans      Balance Outstanding          Loan Group
-----------------------                           --------------      -------------------          ----------
Not Scored..................................              8                    $796,358               0.1%
488 to 500..................................              5                     736,926               0.1
501 to 550..................................            437                  47,087,277               4.9
551 to 600..................................            874                 109,835,919              11.4
601 to 650..................................          1,415                 204,743,727              21.3
651 to 700..................................          1,457                 247,221,437              25.8
701 to 750..................................            938                 182,310,426              19.0
751 to 800..................................            754                 158,869,766              16.5
801 to 814..................................             43                   8,398,474               0.9
                                                      -----                ------------             -----
         Totals.............................          5,931                $960,000,310             100.0%
                                                      =====                ============             =====

         The Credit Scores of the Group I Mortgage Loans that were scored as of the Cut-off Date ranged from 488 to 814 and the weighted average Credit Score of the Group I Mortgage Loans that were scored as of the Cut-off Date was approximately 673.

                                           Mortgage Loan Group II


                              Current Mortgage Rates for Mortgage Loan Group II

                                                  Number of         Aggregate Principal          Percent of
Range of Mortgage Rates                        Mortgage Loans       Balance Outstanding          Loan Group
-----------------------                        --------------       -------------------          ----------
4.500% to 4.999%.........................             21                    $4,390,402               1.0%
5.000% to 5.499%.........................            105                    20,310,895               4.6
5.500% to 5.999%.........................            275                    54,182,508              12.3
6.000% to 6.499%.........................            230                    42,238,629               9.6
6.500% to 6.999%.........................            449                    81,360,647              18.5
7.000% to 7.499%.........................            354                    58,275,387              13.2
7.500% to 7.999%.........................            456                    70,421,693              16.0
8.000% to 8.499%.........................            279                    39,485,205               9.0
8.500% to 8.999%.........................            308                    41,167,030               9.4
9.000% to 9.499%.........................            134                    16,192,426               3.7
9.500% to 9.999%.........................             84                     7,675,356               1.7
10.000% to 10.499%.......................             25                     1,994,541               0.5
10.500% to 10.999%.......................             29                     1,743,772               0.4
11.000% to 11.499%.......................              8                       516,761               0.1
12.500% to 12.999%.......................              1                        45,574               0.0
                                                   -----                  ------------             -----
         Totals............................        2,758                  $440,000,826             100.0%
                                                  ======                  ============             =====

         As of the Cut-off Date, the current Mortgage Rates borne by the Group II Mortgage Loans ranged from 4.750% per annum to 12.500% per annum and the weighted average Mortgage Rate borne by the Group II Mortgage Loans was approximately 7.210% per annum.

                       Remaining Months to Stated Maturity for Mortgage Loan Group II

                                                   Number of         Aggregate Principal        Percent of
Range of Remaining Terms (months)                Mortgage Loans      Balance Outstanding        Loan Group
---------------------------------                --------------      -------------------        ----------
109 to 120...............................                1                     $120,082              0.0%
169 to 180...............................                8                      827,591              0.2
229 to 240...............................               23                    2,480,255              0.6
265 to 276...............................                2                      219,701              0.0
289 to 300...............................                2                      349,089              0.1
325 to 336...............................                1                       62,440              0.0
337 to 348...............................                1                      200,268              0.0
349 to 360...............................            2,720                  435,741,400             99.0
                                                     -----                 ------------            -----
         Totals..........................            2,758                 $440,000,826            100.0%
                                                     =====                 ============            =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Group II Mortgage Loans ranged from 118 months to 360 months and the weighted average remaining term to stated maturity of the Group II Mortgage Loans was approximately 357 months.

                      Original Mortgage Loan Principal Balances for Mortgage Loan Group II


Range of Original Mortgage                                   Number of      Aggregate Principal      Percent of
Loan Principal Balances                                   Mortgage Loans    Balance Outstanding      Loan Group
-----------------------                                   --------------    -------------------      ----------
$100,000 or less.....................................           734               $50,292,771            11.4%
$100,001 to $150,000.................................           740                93,105,740            21.2
$150,001 to $200,000.................................           540                94,290,547            21.4
$200,001 to $250,000.................................           357                80,185,641            18.2
$250,001 to $300,000.................................           180                49,014,648            11.1
$300,001 to $350,000.................................           136                44,207,459            10.0
$350,001 to $400,000.................................            42                15,866,581             3.6
$400,001 to $450,000.................................            16                 6,756,519             1.5
$450,001 to $500,000.................................            13                 6,280,919             1.4
                                                              -----              ------------           -----
          Totals.....................................         2,758              $440,000,826           100.0%
                                                              =====              ============           =====

         As of the Cut-off Date, the outstanding principal balances of the Group II Mortgage Loans ranged from approximately $14,992 to approximately $499,652 and the average outstanding principal balance of the Group II Mortgage Loans was approximately $159,536.

                                   Product Types for Mortgage Loan Group II

                                                    Number of         Aggregate Principal          Percent of
Product Type                                     Mortgage Loans       Balance Outstanding          Loan Group
------------                                     --------------       -------------------          ----------
2/28 LIBOR Loan..........................            1,116                 $174,696,535                39.7%
3/27 LIBOR Loan..........................              700                  113,919,432                25.9
5/25 LIBOR Loan..........................              942                  151,384,859                34.4
                                                     -----                 ------------               -----
          Totals..............................       2,758                 $440,000,826               100.0%
                                                     =====                 ============               =====

                    State Distributions of Mortgaged Properties in Mortgage Loan Group II

                                                  Number of          Aggregate Principal         Percent of
State                                           Mortgage Loans       Balance Outstanding         Loan Group
-----                                           --------------       -------------------         ----------
Arizona....................................            33                   $4,114,162                 0.9%
Arkansas...................................             9                      773,531                 0.2
California.................................           338                   74,885,580                17.0
Colorado...................................            73                   13,090,316                 3.0
Connecticut................................            42                    7,252,311                 1.6
Delaware...................................            11                    1,452,630                 0.3
District of Columbia.......................            20                    3,350,418                 0.8
Florida....................................           289                   41,396,179                 9.4
Georgia....................................            77                   10,441,629                 2.4
Hawaii.....................................             1                      326,557                 0.1
Idaho......................................             4                      347,442                 0.1
Illinois...................................           166                   27,666,886                 6.3
Indiana....................................            39                    3,320,435                 0.8
Iowa.......................................             2                       63,674                 0.0
Kansas.....................................             9                      729,659                 0.2
Kentucky...................................            38                    3,549,982                 0.8
Louisiana..................................            27                    2,635,490                 0.6
Maine......................................             2                      202,233                 0.0
Maryland...................................            83                   14,994,191                 3.4
Massachusetts..............................            63                   13,535,018                 3.1
Michigan...................................           225                   30,231,336                 6.9
Minnesota..................................            65                   11,060,093                 2.5
Mississippi................................            13                    1,133,953                 0.3
Missouri...................................           154                   15,194,415                 3.5
Montana....................................             3                      300,026                 0.1
Nebraska...................................             3                      270,986                 0.1
Nevada.....................................            13                    2,178,999                 0.5
New Hampshire..............................            25                    3,968,605                 0.9
New Jersey.................................           181                   37,915,235                 8.6
New Mexico.................................             6                      646,143                 0.1
New York...................................           203                   41,816,069                 9.5
North Carolina.............................            46                    5,750,125                 1.3
North Dakota...............................             1                      107,032                 0.0
Ohio.......................................            68                    7,911,442                 1.8
Oklahoma...................................             6                      562,406                 0.1
Oregon.....................................            14                    1,731,067                 0.4
Pennsylvania...............................            55                    7,501,521                 1.7
Rhode Island...............................            11                    1,912,803                 0.4
South Carolina.............................            28                    2,380,919                 0.5
South Dakota...............................             2                      118,582                 0.0
Tennessee..................................            36                    3,892,783                 0.9
Texas......................................            12                    1,731,139                 0.4

                                                  Number of          Aggregate Principal         Percent of
State                                           Mortgage Loans       Balance Outstanding         Loan Group
-----                                           --------------       -------------------         ----------
Utah.......................................             4                      597,307                 0.1
Vermont....................................             7                    1,042,123                 0.2
Virginia...................................            65                   11,373,240                 2.6
Washington.................................            43                    7,820,023                 1.8
West Virginia..............................             7                      466,519                 0.1
Wisconsin..................................           133                   15,715,310                 3.6
Wyoming....................................             3                      542,302                 0.1
                                                    -----                 ------------               -----
        Totals.............................         2,758                 $440,000,826               100.0%
                                                    =====                 ============               =====

         As of the Cut-off Date, no more than approximately 0.3% of the Group II Mortgage Loans was secured by mortgaged properties located in any one zip code area.

                           Original Loan-to-Value Ratios for Mortgage Loan Group II

                                                  Number of         Aggregate Principal           Percent of
Range of Original Loan-to-Value Ratios         Mortgage Loans       Balance Outstanding           Loan Group
--------------------------------------         --------------       -------------------           ----------
50.00% or less.........................              126                   $16,668,670                3.8%
50.01% to 55.00%.......................               36                     5,209,377                1.2
55.01% to 60.00%.......................               87                    13,831,330                3.1
60.01% to 65.00%.......................              143                    22,863,633                5.2
65.01% to 70.00%.......................              271                    45,279,820               10.3
70.01% to 75.00%.......................              348                    52,028,548               11.8
75.01% to 80.00%.......................              789                   132,631,723               30.1
80.01% to 85.00%.......................              446                    71,205,828               16.2
85.01% to 90.00%.......................              432                    67,416,400               15.3
90.01% to 95.00%.......................               80                    12,865,496                2.9
                                                   -----                  ------------              -----
        Totals.............................        2,758                  $440,000,826              100.0%
                                                   =====                  ============              =====

         As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group II Mortgage Loans ranged from 5.20% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Group II Mortgage Loans was approximately 77.25%.

                                    Loan Purpose for Mortgage Loan Group II

                                                       Number of        Aggregate Principal        Percent of
Loan Purpose                                         Mortgage Loans     Balance Outstanding        Loan Group
------------                                         --------------     -------------------        ----------
Purchase.................................                   536               $86,240,321             19.6%
Refinance--Rate/Term.....................                   259                40,431,924              9.2
Refinance--Cashout.......................                 1,963               313,328,582             71.2
                                                          -----              ------------            -----
         Totals..........................                 2,758              $440,000,826            100.0%
                                                          =====              ============            =====

                           Types of Mortgaged Properties for Mortgage Loan Group II

                                                        Number of        Aggregate Principal       Percent of
Property Type                                        Mortgage Loans      Balance Outstanding       Loan Group
-------------                                        --------------      -------------------       ----------
Single-Family Detached.........................          2,213                $355,168,108            80.7%
Two- to Four-Family Dwelling Unit..............            195                  36,271,094             8.2
Planned Unit Development ......................            129                  19,340,853             4.4
Condominium....................................            161                  23,988,549             5.5
Cooperative Unit...............................              3                     287,667             0.1
Manufactured Housing...........................             57                   4,944,555             1.1
                                                         -----                ------------           -----
         Totals................................          2,758                $440,000,826           100.0%
                                                         =====                ============          ======


                               Documentation Summary for Mortgage Loan Group II

                                                      Number of        Aggregate Principal        Percent of
Documentation                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Full Documentation..........................           1,869                $272,950,686             62.0%
24 Month Bank Statement.....................             146                  26,274,501              6.0
Reduced Documentation.......................              18                   3,290,268              0.7
Stated Income...............................             725                 137,485,373             31.2
                                                       -----                ------------            -----
         Totals.............................           2,758                $440,000,826            100.0%
                                                       =====                ============            =====

                                   Occupancy Types for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Occupancy Type                                     Mortgage Loans        Balance Outstanding        Loan Group
--------------                                     --------------        -------------------        ----------
Owner-occupied..............................           2,514                  $407,899,114             92.7%
Second Home.................................              21                     3,068,228              0.7
Investment Property.........................             223                    29,033,484              6.6
                                                       -----                  ------------            -----
         Totals.............................           2,758                  $440,000,826            100.0%
                                                       =====                  ============            =====

         The information set forth above is based upon representations of the related mortgagor at the time of origination.

                              Mortgage Loan Age Summary for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans        Balance Outstanding        Loan Group
--------------------------                         --------------        -------------------        ----------
0...........................................               1                       $51,800              0.0%
1...........................................           1,223                   191,726,519             43.6
2...........................................           1,251                   204,502,765             46.5
3...........................................             244                    38,362,615              8.7
4...........................................              23                     3,131,374              0.7
5...........................................               7                     1,085,067              0.2
6...........................................               5                       642,119              0.1
7...........................................               2                       194,056              0.0
8...........................................               1                       104,244              0.0
16..........................................               1                       200,268              0.0
                                                       -----                  ------------            -----
         Totals.............................           2,758                  $440,000,826            100.0%
                                                       =====                  ============            =====

         As of the Cut-off Date, the weighted average age of the Group II Mortgage Loans was approximately 2 month.

                                Credit Grade Summary for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
CMMC Wholesale/Retail Underwriting                 Mortgage Loans        Balance Outstanding        Loan Group
----------------------------------                 --------------        -------------------        ----------
AStar.......................................             688                  $130,438,832             29.6%
AO..........................................             993                   156,080,956             35.5
A-..........................................             198                    30,137,974              6.8
B...........................................             216                    31,170,893              7.1
B-..........................................              59                     7,681,630              1.7
C...........................................             119                    12,570,596              2.9
                                                       -----                  ------------            -----
         Sub-Total..........................           2,273                  $368,080,882             83.7%
                                                       =====                  ============            =====

                                                      Number of          Aggregate Principal        Percent of
CMMC Call Center Underwriting                      Mortgage Loans        Balance Outstanding        Loan Group
-----------------------------                      --------------        -------------------        ----------
A1..........................................             112                   $18,714,555              4.3%
A2..........................................             190                    28,671,896              6.5
B1..........................................             143                    19,388,423              4.4
B2..........................................              39                     5,099,496              1.2
C1..........................................               1                        45,574              0.0
                                                       -----                  ------------            -----
         Sub-Total..........................             485                   $71,919,944             16.3
                                                       -----                  ------------            -----
         Totals.............................           2,758                  $440,000,826            100.0%
                                                       =====                  ============            =====

                                 Year of Origination for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Year of Origination                                Mortgage Loans        Balance Outstanding        Loan Group
-------------------                                --------------        -------------------        ----------
2002........................................               1                      $200,268              0.0%
2003........................................           2,757                   439,800,558            100.0
                                                       -----                  ------------            -----
         Totals.............................           2,758                  $440,000,826            100.0%
                                                       =====                  ============            =====

                              Maximum Mortgage Rates for Mortgage Loan Group II

Range of Maximum                                  Number of         Aggregate Principal           Percent of
Mortgage Rates                                 Mortgage Loans       Balance Outstanding           Loan Group
--------------                                 --------------       -------------------           ----------
11.500%  to 11.999%......................             21                   $4,390,402                 1.0%
12.000%  to 12.499%......................            105                   20,310,895                 4.6
12.500%  to 12.999%......................            275                   54,182,508                12.3
13.000%  to 13.499%......................            230                   42,238,629                 9.6
13.500%  to 13.999%......................            449                   81,360,647                18.5
14.000%  to 14.499%......................            354                   58,275,387                13.2
14.500%  to 14.999%......................            456                   70,421,693                16.0
15.000%  to 15.499%......................            279                   39,485,205                 9.0
15.500%  to 15.999%......................            308                   41,167,030                 9.4
16.000%  to 16.499%......................            134                   16,192,426                 3.7
16.500%  to 16.999%......................             84                    7,675,356                 1.7
17.000%  to 17.499%......................             25                    1,994,541                 0.5
17.500%  to 17.999%......................             29                    1,743,772                 0.4
18.000%  to 18.499%......................              8                      516,761                 0.1
19.500%  to 19.999%......................              1                       45,574                 0.0
                                                   -----                 ------------               -----
         Totals............................        2,758                 $440,000,826               100.0%
                                                   =====                 ============               =====

                                Prepayment Penalties for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                            --------------        -------------------        ----------
None........................................           1,131                  $186,450,259             42.4%
12 months...................................               9                     1,573,432              0.4
24 months...................................             167                    27,430,763              6.2
36 months...................................             977                   155,084,986             35.2
60 months...................................             474                    69,461,386             15.8
                                                       -----                  ------------            -----
         Totals.............................           2,758                  $440,000,826            100.0%
                                                       =====                  ============            =====

         The weighted average prepayment penalty term with respect to the Group II Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 41 months. With respect to those Group II Mortgage Loans in the Statistical Mortgage Pool which have prepayment penalties, approximately 81.3% of such mortgage loans are subject to a prepayment penalty during the first five years after the origination of such mortgage loans which will equal six months' interest and approximately 0.2% of such mortgage loans are subject to a prepayment penalty which will equal six months' interest during its first three years after origination of such mortgage loans and will equal three months' interest during the fourth and fifth years after the origination of such mortgage loans, in each case calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                               Next Adjustment Date for Mortgage Loan Group II


                                                  Number of         Aggregate Principal           Percent of
Next Adjustment Date                            Mortgage Loans      Balance Outstanding           Loan Group
--------------------                            --------------      -------------------           ----------
April 2005...............................                 1                  $104,244                   0.0%
June 2005................................                 2                   319,723                   0.1
July 2005................................                 2                   113,419                   0.0
August 2005..............................                 7                   768,551                   0.2
September 2005...........................               102                15,229,039                   3.5
October 2005.............................               519                83,100,952                  18.9
November 2005............................               484                75,260,875                  17.1
May 2006 ................................                 1                   163,128                   0.0
June 2006................................                 2                   241,989                   0.1
July 2006................................                 1                   178,204                   0.0
August 2006..............................                 4                   429,384                   0.1
September 2006...........................                75                12,106,886                   2.8
October 2006.............................               270                44,494,480                  10.1
November 2006............................               346                56,105,093                  12.8
May 2008 ................................                 1                    30,929                   0.0
June 2008................................                 1                    80,408                   0.0
July 2008................................                 5                   818,575                   0.2
August 2008..............................                13                 2,239,647                   0.5
September 2008...........................               196                31,048,138                   7.1
October 2008.............................               477                77,841,917                  17.7
November 2008............................               249                39,325,245                   8.9
                                                      -----              ------------                 -----
         Totals..........................             2,758              $440,000,826                 100.0%
                                                      =====              ============                 =====

                                  Credit Scores for Mortgage Loan Group II

Range of                                         Number of         Aggregate Principal           Percent of
Credit Scores                                  Mortgage Loans      Balance Outstanding           Loan Group
-------------                                  --------------      -------------------           ----------
Not Scored.................................           15                    $913,044                 0.2%
500 to 500.................................            6                     903,839                 0.2
501 to 550.................................          642                  91,430,225                20.8
551 to 600.................................          694                 104,289,659                23.7
601 to 650.................................          703                 116,479,146                26.5
651 to 700.................................          456                  79,492,081                18.1
701 to 750.................................          165                  31,617,956                 7.2
751 to 800.................................           77                  14,874,877                 3.4
                                                   -----                ------------               -----
         Totals............................        2,758                $440,000,826               100.0%
                                                   =====                ============               =====